UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2009

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition

The Reader’s Digest Association, Inc. (“RDA”) has scheduled a conference call to review the financial results of its Fiscal 2009 third quarter ended March 31, 2009.  The conference call is scheduled for Thursday, May 21, 2009 from 11:00 a.m. to 12:00 noon (Eastern Time).  Mary Berner, President and Chief Executive Officer, and Thomas Williams, Chief Financial Officer, will review RDA’s Fiscal 2009 third quarter financial results and take questions from the financial community.  The dial-in information is:

To access the conference call, dial the number(s) provided below 15 to 30 minutes in advance and ask to be connected to the Reader’s Digest Association call.  You will be asked to provide the following information:

Passcode:                      RDA
Call leader:                     Tom Williams
Your name:                     _________________________.
Affiliation:                      _________________________.
Your phone:                   _________________________.

DIAL-IN PHONE NUMBERS:

1 (888) 946-7310                                       Freephone, toll free (US only)
1 (212) 287-1825                                           US or International toll #

RDA will show slides during the presentation using Microsoft Live Meeting.  To view the slides, before the call set your computer’s Web browser to:

Participant access information:
URL: https://e-meetings.verizonbusiness.com/nc/join/

CONFERENCE NUMBER:                         PA3882557
AUDIENCE PASSCODE:                           RDA

Participants may also join the event directly at:

https://e-meetings.verizonbusiness.com/nc/join.php?i=PA3882557&p=RDA&t=c

You need to have Microsoft Live Meeting software installed on your computer in advance.  To download the free software, or to check to see if you already have it, visit the following URL on the computer you plan to use for the conference call:

https://www.livemeeting.com/cc/mcisales/join?id=H4BZC2&role=attend&cn=%26guestuser&pw=%&placewareLicenseCookie=true&recording_agreement=accepted

A replay of the presentation (audio and slides) will be available for 7 days after the live event.  To access Net replays, available later in the afternoon following the end of this call, please click:

https://e-meetings.verizonbusiness.com/nc/join.php?i=PA3882557&p=RDA&t=r

The information in this Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE READER’S DIGEST ASSOCIATION, INC.

                                                By:    /s/ Thomas A. Williams
                                              Thomas A. Williams
                                               Senior Vice President and Chief Financial Officer

Date: May 19, 2009